UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: December 31, 2002




                          U.S. HOMES & PROPERTIES, INC
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified on its Charter)


        000-27557                                           87-0663193
--------------------------                         ----------------------------
 (Commission File Number)                          (IRS Employer Identification
                                                   Number)


                                     NEVADA
      -------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


                        3809 South West Temple, Suite 1D
                            Salt Lake City, UT 84115
      -------------------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (801) 281-0001
      --------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. Other Events

On December 31, 2002, AALL Finished Construction, Inc., a wholly owned subsidiary of Career Worth, Inc. n/k/a US Homes & Properties, Inc. entered into a Agreement to reverse the purchase of P/R Business Center, Inc. from Senior Care Industries, Inc. n/k/a US West Homes, Inc. Originally, AALL Finished contracted to purchase all of the shares of stock of P/R Business Center, Inc., a Nevada company from Senior Care. P/R Business Center's assets were three office buildings located in Las Vegas, Nevada. AALL Finished was not able to correct P/R Business Center's ongoing business operations and the company continued to operate at a loss. Therefore, the parties have agreed in principal to reverse the original agreement and to turn P/R Business Center over to Ed Webb, the mortgage guarantor. Currently, US West Homes and US Homes and Properties are working towards reversing the deal. The Agreement that has been reached by the companies is set forth below as Exhibit 10(i). AALL Finished has agreed that the amounts expended by it in running P/R Business Center will be considered liquidated damages for US West Homes agreeing to reverse the deal. All other possible claims by either party will be waived as part of the Agreement. Ed Webb has agreed to indemnify US Homes from all claims.

ITEM 7. EXHIBITS

(C)  Exhibits.

Exhibit No.       Page No.          Description

10 (i)            *                 Agreement with Ed Webb

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2003.


                                   U.S. Homes & Properties, Inc.




                                   By: /s/ David Wolfson
                                      ----------------------------------------
                                      David Wolfson, President

Exhibit 10(i)


                            STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN

                        AALL FINISHED CONSTRUCTION, INC.

                                       AND

                                     ED WEBB

                                December 31, 2003

     THIS STOCK PURCHASE AGREEMENT (the Agreement@) is entered into as of this 31st day of December 2003, by and between Ed Webb (the "Buyer"), and AALL Finished Construction, Inc., (the "Seller"). The Buyer and the Seller are referred to collectively herein as the "Parties."

     This Agreement contemplates a transaction in which the Buyer will purchase all of the assets (and assume certain of the liabilities) of the Seller in return for cash.

     Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

2.   Basic Transaction.

     (a) Purchase and Sale of Stock. On and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from the Seller, and the Seller agrees to sell, transfer, convey, and deliver to the Buyer at the Closing for the consideration specified below in this 2, 100% of the stock of P/R Business Center Inc.

     (b) Purchase Price. The Buyer agrees to purchase the shares of stock of P/R Business, Inc, from the Seller by assuming all of the debts associated with P/R Business. Buyer agrees to

     (c) Payment of Transfer Taxes. Buyer will be responsible for any sales tax and/or transfer tax due as a result of the transfer of assets pursuant to this Agreement.

     (c) Escrow: Escrow shall be opened at the offices of Richard A. Mata, upon Buyer authorizing issuance of $5,000 worth of stock to escrow.

     (d) Closing. Closing shall occur at 11:00 A.M., on or before April 25, 2002, at such location as agreed to between Buyer and Seller, and shall be contingent only upon Buyer waiving its contingencies, and Buyer delivering the consideration specified in 2 C.

     (e) Deliveries at the Closing. At the Closing, (i) the Seller will deliver to the Buyer the various certificates, instruments, and documents referred to in '6(a) below; (ii) the Buyer will deliver to the Seller the various certificates, instruments, and documents referred to in '6(b) below; (iii) the Seller will execute, acknowledge (if appropriate), and deliver to the Buyer all sock certificate and corporate books and records of P/R Business Inc., such other instruments of sale, transfer, conveyance, and assignment as the Buyer and its counsel reasonably may request.


     3. Representations and Warranties of the Seller. The Seller, to the best of Seller=s knowledge, represents and warrants to the Buyer that the statements contained in this '3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this '3), except as set forth in the disclosure schedule accompanying this Agreement and initialed by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this '3.

     (a) Organization of the Seller. The Seller is a Nevada Corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

     (b) Authorization of Transaction. The Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, Seller=s Trustee has duly authorized the execution, delivery, and performance of this Agreement by the Seller. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions.

     (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in '2 above), will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Seller is subject or any provision of the charter or bylaws of Seller or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Seller is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). Seller is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement (including the assignments and assumptions referred to in '2 above).

     (d) Consulting Fees. Senior Care Industries Inc., the owner of 100% of the stock of P/R Business Inc., agrees to pay Meridian Capital Credit Inc., a consulting fee pursuant to a separate written Agreement

     (e) Title to Assets. The Seller has good and marketable title to, or a valid leasehold interest in, the property.

     (f) Legal Compliance. Seller and its respective predecessors and Affiliates has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

     (A) the Seller possesses all right, title, and interest in and to the real estate being developed by Aall Finished Construction.,

     (B) the stock and real estate are not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

     (C) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or is threatened which challenges the legality, validity, enforceability, use, or ownership of the corporation=s property.

     (g) Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Seller.

     (h) Environment, Health, and Safety.

          (i) The Seller, and its predecessors and Affiliates has complied with all Environmental, Health, and Safety Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply. Without limiting the generality of the preceding sentence, each of the Seller, and its predecessors and Affiliates has obtained and been in compliance with all of the terms and conditions of all permits, licenses, and other authorizations which are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all Environmental, Health, and Safety Laws.

          (ii) Seller has no Liability (and Seller and its predecessors and Affiliates has not handled or disposed of any substance, arranged for the disposal of any substance, exposed any employee or other individual to any substance or condition, or owned or operated any property or facility in any manner that could form the Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against Seller giving rise to any Liability) for damage to any site, location, or body of water (surface or subsurface), for any illness of or personal injury to any employee or other individual, or for any reason under any Environmental, Health, and Safety Law.

          (iii) The property is free of asbestos, PCB's, methylene chloride, trichloroethylene, 1,2-trans-dichloroethylene, dioxins, dibenzofurans, and Extremely Hazardous Substances.

          (iv) Disclosure. The representations and warranties contained in this '3 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this '3 not misleading.

     4. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Seller that the statements contained in this '4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this '4), except as set forth in the Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this '4.

     (a) Organization of the Buyer. The Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

     (b) Authorization of Transaction. The Buyer has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions.

     (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in '2 above), will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or bylaws or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject. The Buyer does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement (including the assignments and assumptions referred to in '2 above).

     (d) Consulting Fees. CRWO agrees to pay Meridian Capital Credit Inc. a consulting fee pursuant to a separate written agreement between said parties.

     5. Pre-Closing Covenants. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

     (a) General. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in '6 below).

     (b) Notices and Consents. The Seller will give any notices to third parties that the Buyer reasonably may request in connection with the matters referred to in '3(c) above. Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in '3(c) and '4(c) above.

     (e) Full Access. The Seller will permit representatives of the Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Seller to the Property and to obtain copies of all books, records, contracts, and documents of or pertaining to the Property.

     (f) Notice of Developments. Each Party will give prompt written notice to the other Party of any material adverse development causing a breach of any of its own representations and warranties in '3 and '4 above. No disclosure by any Party pursuant to this '5(f), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

     6. Conditions to Obligation to Close.

     (a) Conditions to Obligation of the Buyer. The obligation of the Buyer to consummate the transactions is subject to satisfaction of the following contingencies, and Buyer shall have a 10 day period after signing this agreement to approve the following contingencies. Contingencies shall be deemed approved if not disapproved in writing.

          (i)  A physical inspection of the property.

          (ii) Receipt and approval of any CC & R's

          (iv) A personal property inventory and equipment inventory.

          (v) Receipt and approval of any and all other written agreements which affect the corporations property.

          (vi) Receipt and approval of a phase I environmental.

               In addition to the approval of or waiving of the contingencies, The Seller shall have satisfied Buyer as to the following:

          (vii)the representations and warranties set forth in '3 above shall be true and correct in all material respects at and as of the Closing Date;

          (viii) the Seller shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (ix) the Seller shall have procured all of the third party consents specified in '5(b) above;

          (x) no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (C) affect adversely the right of the Buyer to own the Acquired Assets and to operate the former businesses of the Seller;

          (xi) the Seller shall have delivered to the Buyer a certificate to the
               effect   that  each  of  the   conditions   specified   above  in
               '6(a)(i)-(iv) is satisfied in all respects; and

The Buyer may waive any condition specified in this '6(a) if it executes a writing so stating at or prior to the Closing.

     (b) Conditions to Obligation of the Seller. The obligation of the Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (i) the representations and warranties set forth in '4 above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) the Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iii)no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

          (iv) the Buyer shall have delivered to the Seller a certificate to the
               effect   that  each  of  the   conditions   specified   above  in
               '6(b)(i)-(iii) is satisfied in all respects;

The Seller may waive any condition specified in this '6(b) if it executes a writing so stating at or prior to the Closing.

     7. Termination.

     (a) Termination of Agreement. Certain of the Parties may terminate this Agreement as provided below:

          (i) the Buyer and the Seller may terminate this Agreement by mutual written consent at any time prior to the Closing;

          (ii) the Buyer may terminate this Agreement by giving written notice to the Seller at any time prior to the Closing (A) in the event the Seller has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Buyer has notified the Seller of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach or (B) if the Closing shall not have occurred on or before March 31, 2002, by reason of the failure of any condition precedent under '6(a) hereof (unless the failure results primarily from the Buyer itself breaching any representation, warranty, or covenant contained in this Agreement); and

          (iii)the Seller may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing (A) in the event the Buyer has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Seller has notified the Buyer of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach or (B) if the Closing shall not have occurred on or before March 31, 2002, by reason of the failure of any condition precedent under '6(b) hereof (unless the failure results primarily from the Seller itself breaching any representation, warranty, or covenant contained in this Agreement).

     (b) Effect of Termination. If any Party terminates this Agreement pursuant to '7(a) above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party (except for any Liability of any Party then in breach).

     8. Post Closing Obligations. None.

     9. Miscellaneous.

     (a) Survival of Representations and Warranties. All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder as and to the extent provided in the Agreement.

     (b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure).

     (c) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     (d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     (e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. Buyer may assign either this Agreement or any of its rights, interests, or obligations hereunder.

     (f)   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     (g) Headings. The section headings contained in this Agreement are inserted
for  convenience   only  and  shall  not  affect  in  any  way  the  meaning  or interpretation of this Agreement.

     (h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         If to the Seller:                  Copy to:
         Craig H. Brown


         If to the Buyer:                   Copy to:

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

     (i) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

     (j) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     (k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     (l) Expenses. Each of the Buyer and the Seller will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

     (m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

     (n) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     (o) Specific Performance. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter [(subject to the provisions set forth in '8(p) below)], in addition to any other remedy to which it may be entitled, at law or in equity. The parties agree to approve a liquidated damages clause to be incorporated into the escrow instructions.

     (p) Submission to Jurisdiction. Each of the Parties submits to the jurisdiction of any state or federal court sitting in the Southern District of California in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.

     (q) Bulk Transfer Laws. The Buyer acknowledges that the Seller will not comply with the provisions of any bulk transfer laws of any jurisdiction in connection with the transactions contemplated by this Agreement.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on [as of] the date first above written.

AALL Finished Construction,



By:        /s/ David Wolfson
         ----------------------------------
         David Wolfson
Title:   President


P/R Business Inc



By:       /s/ Ed Webb
         --------------------------------------------------
         Ed Webb


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